--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                             ---------------------

                                   FORM 8-K/A-2

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): June 29, 1996

                              MEDAPHIS CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



                                   DELAWARE
                        -------------------------------
                (State or other jurisdiction of incorporation)


                                   000-19480
                           ------------------------
                           (Commission File Number)


                                  58-1651222
                         ----------------------------
                     (IRS Employer Identification Number)




  2700 CUMBERLAND PARKWAY
  SUITE 300
  ATLANTA, GEORGIA                                                   30339
  ----------------------------------------                         ----------
  (Address of principal executive offices)                         (Zip Code)


     Registrant's telephone number, including area code: (770) 444-5300
                                                         --------------

                                 Not Applicable
         -------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

THIS CURRENT REPORT ON FORM 8-K/A-2 IS BEING FILED T0 SUPPLEMENT THE
COMPANY'S CURRENT REPORT ON FORM 8-K/A DATED JUNE 29, 1996 WHICH WAS FILED AS A RESULT OF THE COMPANY'S RESTATEMENT OF ITS FINANCIAL STATEMENTS FOR THE THREE MONTHS AND YEAR ENDED DECEMBER 31, 1995 AND AS OF MARCH 31, 1996 AND JUNE 30, 1996. TO THE EXTENT THIS AMENDED FILING IS INCONSISTENT WITH THE COMPANY'S CURRENT REPORT ON FORM 8-K DATED JUNE 29, 1996 OR THE COMPANY'S CURRENT REPORT ON FORM 8-K/A DATED JUNE 29, 1996 (THE "PREVIOUS FILINGS"), THE PREVIOUS FILINGS ARE HEREBY SUPERSEDED AND AMENDED. TO THE EXTENT THE PREVIOUS FILINGS ARE UNAFFECTED BY THE RESTATEMENT, THE PREVIOUS FILINGS HAVE NOT BEEN UPDATED OR CORRECTED TO REFLECT EVENTS OCCURRING SUBSEQUENT TO THE DATES OF THE PREVIOUS FILINGS.


        This Form 8-K/A-2 contains statements which may constitute "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1934, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Those statements include statements regarding the intent, belief or current expectations of Medaphis Corporation and members of its management team. Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, and that actual results may differ materially from those contemplated by such forward-looking statements. Important factors currently known to management that could cause actual results to differ materially from those in forward-looking statements are set forth in the Safe Harbor Compliance Statement included as Exhibit 99 to the Form 10-Q filed on November 14, 1996, and are hereby incorporated herein by reference. The Company undertakes no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time.

         Item 5 of the Company's Current Report on Form 8-K/A dated June 29, 1996 and filed on November 14, 1996 is hereby deleted in its entirety and replaced with the following:

ITEM 5.  OTHER EVENTS.

         Effective June 29, 1996, Medaphis Corporation, a Delaware corporation ("Medaphis"), acquired Health Data Sciences Corporation, a Delaware corporation ("HDS"), in a merger transaction (the "HDS Merger") pursuant to the terms of the HDS Merger Agreement (the "HDS Merger Agreement"), dated as of May 23, 1996, by and among Medaphis, HDS and HDSSub, Inc., a Georgia corporation and a wholly owned subsidiary of Medaphis ("HDSSub"). In the HDS Merger, HDSSub merged with and into HDS with HDS surviving such HDS Merger as a wholly owned subsidiary of Medaphis.

         The HDS Merger has been accounted for as a pooling of interests. Generally accepted accounting principles proscribe giving effect to a consummated business combination accounted for by the pooling of interests method in financial statements that do not include the date of consummation. The restated supplemental consolidated financial statements for Medaphis have been prepared to give retroactive effect to the HDS Merger on June 29, 1996 and appear herein as Exhibit 99.1.

         Medaphis has restated its supplemental consolidated financial statements for the three months and year ended December 31, 1995 and as of March 31, 1996. The restatement results primarily from a software licensing agreement entered into by Imonics Corporation, a wholly owned subsidiary of Medaphis ("Imonics"), in December 1995 for which Medaphis recognized associated license fee revenue in 1995. Subsequent to the issuance of Medaphis' 1995 supplemental consolidated financial statements in the Company's Current Report on Form 8-K dated June 29, 1996, management discovered unauthorized correspondence which created a contingency for the license fee payable under this agreement. Such contingency precluded recognition of license fee revenue in 1995 associated with this agreement.

         The supplemental consolidated financial statements do not extend through the date of consummation. However, they will become the historical consolidated financial statements of Medaphis after financial statements covering the date of consummation of the business combination are issued.

         In addition, the Selected Supplemental Consolidated Financial Data, Management's Discussion and Analysis of Financial Condition and Results of Operations of Medaphis and Supplemental Quarterly Consolidated Statements of Income (Loss) have been prepared to give retroactive effect to the HDS Merger and restatement and appear herein as Exhibits 99.2, 99.3 and 99.4, respectively.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                          MEDAPHIS CORPORATION

                                          By:/s/  Michael R. Cote
                                             -----------------------------------
                                              Michael R. Cote
                                              Senior Vice President -- Finance,
                                              Chief Financial Officer and
                                              Assistant Secretary
Date:  January 10, 1997

                                        3